STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is entered into as of December XX, 2004, between Hythiam, Inc., a Delaware corporation (“Company”), and XXXXXXXXXXX (“Investor”).

WHEREAS, Company desires to sell and Investor desires to purchase unregistered shares of Company’s common stock, par value $.0001 per share, subject to the terms and conditions set forth herein; and

WHEREAS, the Shares purchased by Investor will be issued in a private placement without registration under the Securities Act of 1933, as amended (“Act”), in reliance on one or more exemptions from the registration requirements under the Act;

NOW THEREFORE, in consideration of the foregoing recitals and the respective covenants and representations contained herein, the parties hereto, intending to be legally bound, agree as follows:

1. Stock Purchase.

(a) Purchase. Investor agrees to purchase, and Company agrees to authorize, issue and deliver to Investor, XXXXXXXXXXXXXX (XXX,000) shares of its common stock (the “Shares”) at a price of Four Dollars Fifty Cents per share ($4.50), for an aggregate purchase price of XXXXXXXXXX Dollars ($XXX,000.00) (the “Purchase Price”).

(b) Registration Rights. In connection with the purchase of the Shares, Company and Investor will execute and deliver a Registration Rights Agreement concurrently herewith.

(c) Payment and Delivery.

(i) Deliveries By Investor. As soon as practicable after the execution hereof (“Closing”), Investor will deliver to Company: (A) the total Purchase Price, by cashier’s check or wire transfer of immediately available funds to an account designated by Company, (B) an original of this Agreement and the Registration Rights Agreement fully executed by Investor, and (C) all other documents, instruments and writings required to be delivered by Investor to Company hereunder or otherwise required in connection herewith.

(ii) Deliveries By Company. At Closing, Company will deliver to Investor: (A) a stock certificate evidencing the number of Shares to be purchased by Investor hereunder, or an irrevocable instruction to its stock transfer agent, to issue same, (B) an original of this Agreement and the Registration Rights Agreement fully executed by Company, and (C) all other documents, instruments and writings required to be delivered by Company to Investor hereunder or otherwise required in connection herewith.

(d) Lock Up Periods.

(i) Until the Closing, Investor will not directly or indirectly make or participate in any sale of shares of the Company’s common stock, including without limitation any “short sales” as defined in Rule 200 under Regulation SHO, whether or not short exempt, or sales of a long position.

(ii) Until a registration statement covering the Shares is declared effective, Investor will not directly or indirectly make or participate in any short sale of shares of the Company’s common stock, whether or not short exempt.

2. Representations and Warranties of Company. Company represents and warrants to Investor that:

(a) Corporate Power and Authority. Company has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by Company of this Agreement, and the consummation by Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This Agreement has been duly executed and delivered by Company and constitutes a valid and binding obligation of Company enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to the application of equitable principles in any proceeding, legal or equitable.

(b) Shares. Upon authorization, issuance and delivery as contemplated hereunder, the Shares will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive and similar rights and other restrictions on transfer, other than those arising under applicable state and federal securities laws.

(c) Organization and Qualification. Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority to carry on its business as it is now being conducted. Company is duly qualified as a foreign Company to do business, and is in good standing, in each jurisdiction where it is doing or will do business, or the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on Company.

(d) No Material Adverse Change. Each of the Company’s periodic and current reports (the “Reports”) as filed with the Securities and Exchange Commission (“SEC”) presents fairly and accurately the financial condition, assets, liabilities, and stockholders’ equity of the Company as of its date. Except as disclosed in the Reports, there has been no material adverse change in the management, assets, liabilities, properties, business, operations, financial condition, or results of operations of the Company.

(e) Non-Contravention. The execution, delivery and performance by Company of this Agreement and the consummation of the transactions contemplated hereby will not, to Company’s knowledge: (i) violate any provision of Company’s articles or bylaws, each as currently in effect, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material contract or other agreement to which Company is a party or by or to which Company or any of Company’s assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which Company, or the assets or properties of Company are bound, or (iv) violate any statute, law or regulation.

3. Representations and Warranties of Investor. Investor hereby represents and warrants to Company that:

(a) No Prior Sales of Company Stock. Investor has not directly or indirectly made or participated in any sale of shares of the Company’s common stock within ten (10) business days prior to the date of execution of this Agreement, including without limitation any short sales or sales of a long position.

(b) Authority Relative to Agreement. Investor has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by Investor of this Agreement and the consummation by Investor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Investor. This Agreement has been duly executed and delivered by Investor and constitutes a valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to the application of equitable principles in any proceeding, legal or equitable.

(c) Accredited Investor Status.

(i) Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, and is highly sophisticated in business and financial matters including, without limitation, private equity investments in healthcare and biotechnology startup companies.

(ii) Investor is acquiring the Shares for Investor’s own account, for investment purposes only and without a view toward the further sale or distribution.

(iii) Investor has made an independent due diligence investigation of Company at a reasonable time prior to the execution of this Agreement, and has had the opportunity to ask questions and receive answers concerning the business and affairs of Company and the terms and conditions of the sale of the Shares, and to obtain any additional information deemed necessary by Investor.

(iv) Investor (A) has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of making an investment in the Securities, and of protecting Investor’s own interests in connection with the investment, (B) has read and fully understands this Agreement and the transactions described therein, (C) is aware that the Company is subject to substantial risks and uncertainties, including without limitation those set forth as Risk Factors in the Reports, which could cause actual results to differ materially from those stated, (D) realizes that an investment in the Shares is speculative and includes a high degree of risk, and (E) is able to bear the loss of the entire amount of Investor’s investment in the Shares.

(d) Restricted Securities. Investor understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Company in a transaction not involving a public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Act and applicable state law only in certain limited circumstances. Investor understands that Investor is accepting the Shares for investment purposes only and without the view toward the further distribution of such securities except pursuant to a registration statement that may be effective permitting the public offer or sale of such securities, or pursuant to an exemption from registration under federal and applicable state laws. In the event Investor does attempt to offer or sell the Shares in the circumstances contemplated by the preceding sentence, Investor will do so only in accordance with the requirements of federal and applicable state laws and interpretations thereof.

(e) Restrictive Legends. Until such time that a registration statement covering the Securities is filed and declared effective by the SEC. Each certificate representing the Shares will contain, in addition to any legends required under applicable securities laws, a legend substantially to the following effect:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY ALSO BE SUBJECT TO OTHER CONDITIONS AND RESTRICTIONS.

(f) State Securities Laws. The sale of the securities which are the subject of this agreement has not been qualified with the commissioner of Corporations of the State of California and the issuance of the securities or the payment or receipt of any part of the consideration therefor prior to the qualification is unlawful, unless the sale of securities is exempt from the qualification by section 25102 of the California Corporations Code. The rights of all parties to this agreement are expressly conditioned upon the qualification being obtained unless the sale is so exempt.

(g) No Brokers or Finders. No person, entity, broker, finder, investment banker or other intermediary, has been retained by or is authorized to act on behalf of Investor, or is entitled to or could reasonably be expected to be entitled to any brokerage, finder’s or other fee or commission from Company or Investor in connection with the negotiation, preparation, execution or delivery of this Agreement or the transactions contemplated hereby.

4. General.

(a) Amendments and Waivers. No modifications or amendments to, or waivers of, any provision of this Agreement may be made, except pursuant to a document signed by Company and Investor.

(b) Successors and Assigns. The provisions of this Agreement will inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. Notwithstanding the foregoing, neither Investor nor Company will assign or delegate any of its rights or obligations under this Agreement.

(c) No Third-Party Beneficiaries. No person or entity not a party to this Agreement will be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. All representations, warranties or agreements of Investor contained in this Agreement will inure to the benefit of Company.

(d) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification will not affect any other provision hereof; provided that if such provision may not be so modified, such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) Descriptive Headings. The descriptive headings used in this Agreement are inserted for convenience of reference and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(f) Expenses. Each party will pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, including fees of legal counsel.

(g) Further Assurances. Each party to this Agreement will do and perform or cause to be done and performed all such further acts and things and will execute and deliver all such agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) Arbitration. Any controversy, dispute or claim of any nature whatsoever arising out of, in connection with or in relation to this Agreement, including the issue of arbitrability of any such disputes, will be resolved by binding arbitration before a retired judge at JAMS in Los Angeles, California. The prevailing party in any dispute will be entitled to recover all attorney’s fees, costs and expenses in addition to other allowable costs.

(i) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, and construed in accordance with, the internal law of the State of California, without regard to conflicts of laws.

(j) Counterparts. This Agreement may be executed in counterparts, each of which will be an original and all of which together will constitute one and the same instrument.

(k) Entire Agreement. This Agreement and its Exhibits and the Related Agreements collectively constitute the entire agreement among the parties with respect to the transactions contemplated hereby, thereby and related matters and collectively supersede any prior or contemporaneous negotiations, understandings or agreements, both oral and written, with respect hereto or thereto.

The parties have executed this Agreement as of the date first set forth above.

COMPANY:
HYTHIAM, INC.
By: XXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXX

INVESTOR:
XXXXXXXXXXXXXXXXXXX

By: XXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXX